                                                                   EXHIBIT 10.11



                            THE CONCOURS GROUP, INC.

                         2000 DIRECTOR STOCK OPTION PLAN


         1. PURPOSE OF THE PLAN.

         This 2000 Director Stock Option Plan (the "Plan") is intended as an incentive to attract and retain as independent nonemployee directors on the Board of Directors (the "Board") of The Concours Group, Inc., a Delaware corporation (the "Company"), persons of training, experience and ability, to encourage the sense of proprietorship of such persons and to stimulate the active interests of such persons in the development and financial success of the Company. It is further intended that options granted pursuant to this Plan (the "Options") shall constitute nonqualified stock options within the meaning of
Section 83 of the Internal Revenue Code of 1986, as amended ("Code").

         2. SHARES AND OPTIONS.

         Subject to adjustments in Paragraph 8 hereof, the maximum aggregate number of shares of Common Stock, $0.01 par value ("Stock"), of the Company which may be optioned and sold under the Plan (the "Shares") is 125,000 plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2002, equal to the lesser of (i) 100,000 shares of Stock, (ii) 1% of the outstanding shares of Stock on such date or (iii) a lesser amount determined by the Board. The Shares subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any corporation or entity in which the Company directly or indirectly controls 50% or more of the total combined voting power of all classes of its stock having voting power (any such corporation or entity, a "Subsidiary"), and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.

         3. FORMULA FOR AUTOMATIC GRANT OF OPTIONS.

                  (a) Options shall automatically be granted to all persons who
(i) become directors of the Company, first commencing with those individuals who are directors on the day following the date that the Company files its first registration statement with the Securities and Exchange Commission (the "Commission"); and (ii) are not employees of the Company or a Subsidiary, and
(iii) are not eligible, and have not been eligible for at least one year prior to becoming a nonemployee director of the Company, to receive any award under any other stock option plan of the Company that is administered by any person having discretion with respect to the selection of participants and/or the amount of awards (any person satisfying all three requirements is hereinafter referred to as a "Director"). Each person to whom an Option is granted under this Plan, or any successor to the rights of such person under this Plan by reason of transfer from the original grantee, hereafter shall be referred to as an "Optionee." Each Option shall be evidenced by an option agreement, in a form specified by the Compensation

Committee of the Board ("Compensation Committee"), containing terms and conditions that are not inconsistent with this Plan or applicable laws ("Option Agreement"). The Compensation Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Compensation Committee provided, that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein. The Options automatically granted to Directors under this Plan shall be in addition to regular director's fees or other benefits, if any, with respect to any Director's position with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.

                  (b) Subject to Section 3(c) below, on the date (any such date, an "Eligibility Date") on which an individual first becomes a Director for purposes of this Plan, such Director shall automatically receive an Option with respect to 15,000 Shares. Thereafter, each individual who is a Director on the date after any subsequent annual meeting of stockholders of the Company occurring more than eleven (11) months after his or her Eligibility Date (any such date, an "Option Date"), on the day following such annual meeting shall automatically receive an Option with respect to 5,000 Shares, subject to the Option Maximum set forth in Section 3(c) below. Options automatically granted pursuant to this Section 3(b) are exercisable in installments as provided in
Section 6(a) below.

                  (c) Notwithstanding any provision herein to the contrary, no Director shall be automatically granted any Option under this Plan which, if considered together with all other outstanding and unexercised options granted by the Company hereunder ("Outstanding Options"), would entitle such Director to purchase more than 65,000 shares of the Company's common stock ("Option Maximum"); provided, however, that Directors may be granted options under other plans or outside of any option plan and such options shall not count towards the Option Maximum. On any Eligibility Date or Option Date on which the automatic grant of Options pursuant to Section 3(b) above would exceed the Option Maximum for a Director, the number of Shares in respect of which Options shall be automatically granted hereunder shall be reduced (or eliminated) so that the Director's shares of all Company stock covered by Outstanding Options shall not exceed the Option Maximum. In the event that any such Director subsequently exercises any of his or her Outstanding Options to purchase shares of the Company's stock, the shares purchased thereby shall no longer be considered to be Outstanding Options for purposes of the Option Maximum.

         4. OPTION PRICE.

                  (a) Each Option shall have an exercise price for the related Shares that is equal to the fair market value of such Shares (determined as set forth in Section 4(b) below) on the date the Option is granted.

                  (b) The fair market value of a Share on a particular date ("Fair Market Value") shall be (i) the highest closing price of the Stock on any established national exchange or exchanges or, if no sale of Stock is made on such day, the next preceding day on which there was a sale of such stock, or
(ii) if the Stock is not listed on an established stock exchange, the mean between the closing high bid and low asked quotations of the Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. for such date, or (iii) if the Stock is not listed, the fair market value as determined in good faith by the Board.

         5. OPTION PERIOD.

                  The Options granted under this Plan shall be for a term of ten
(10) years from the date of granting of each Option.

         6. EXERCISE OF OPTIONS; CERTAIN CONDITIONS TO GRANT.

                  (a) The original Option for 15,000 shares and all Options granted subsequent to the original Option shall be exercisable in installments as provided in the Option Agreement; provided, however, no Option shall be exercisable prior to the first anniversary date of the date of grant (hereinafter, "Anniversary Date"). An Option may be exercised as to 33 1/3% of the Shares covered thereby beginning on the first Anniversary Date; thereafter, an additional 33 1/3% of Shares subject to the Option shall be exercisable as of the Anniversary Date in each of the following two years except as otherwise provided in Sections 6(f) and 9 below. The Compensation Committee may, in its sole discretion accelerate the date on which any Option may be exercised.

                  (b) Subject to applicable exercise restrictions set forth herein, Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased shall be paid by any of the following methods, subject to the restrictions set forth in Section 6(c) hereof:

           (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board) of an amount equal to the aggregate purchase price of the Shares to which such exercise relates;

           (ii) if acceptable to the Compensation Committee, by delivery of shares of Stock already owned by the Optionee, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company's receipt of the exercise notice) equal to the aggregate purchase price of the Shares to which such exercise relates; or

           (iii) if acceptable to the Compensation Committee, by delivery to the Company of an exercise notice that requests the Company to issue to the Optionee the full number of Shares as to which the Option is then exercisable, less the number of Shares that have an aggregate Fair Market Value (determined as of the date preceding the Company's receipt of the exercise notice) equal to the aggregate purchase price of the Shares to which such exercise relates.

                  (c) Notwithstanding the foregoing payment provisions, the Board may refuse to recognize the method of exercise selected by the Optionee (other than the method of exercise set forth in Section 6(b)(i)), if, in the opinion of counsel to the Company, (i) the Optionee is, or within the six (6) months preceding such exercise was, subject to reporting under
Section 16(a) of the Securities Exchange Act of 1934 (the"Exchange Act"), and
(ii) there is a substantial likelihood that the method of exercise selected by the Optionee would subject the Optionee to substantial risk of liability under
Section 16 of the Exchange Act.

                  (d) Notwithstanding any provision herein to the contrary, in the event a Director is unable to continue as a Director with the Company as a result of his or her total and permanent "disability" (as defined in Section 22(e)(3) of the Code), he or she may, but only within the period of time 90 days from the date he or she becomes disabled (but not later than the expiration of the term of the Option), exercise his or her Option (including any Reload Option) to the extent he or she was entitled to exercise it at the date of such termination. To the extent the Optionee was not entitled to exercise the Option at the date of the termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (e) In the event of the death of an Optionee during his or her term of service as a Director of the Company, to the extent the Optionee was entitled to exercise the Option at the time of his or her death the Option may be exercised within a 90 day period following the date of death (but not later than the expiration of the term of the Option) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Optionee was not entitled to exercise the Option at the date of his or her death or if the Optionee's estate or person who acquired the right to exercise the Option by bequest or inheritance does not exercise such Option (which it was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (f) Upon termination of an Optionee's service as a Director of the Company (for any reason other than death or disability), Options vested and exercisable shall be immediately exercisable within a 90 day period beginning on the date of termination of such service and Options not theretofore vested and exercisable shall be forfeited; provided, however, that if the Company terminates the Optionee's service as a Director, then the Company in its sole discretion may accelerate the vesting of one-half of the Shares subject to the Option that were not theretofore exercisable so that the shares subject to such accelerated vesting are exercisable within a 90 day period beginning on the date of termination of such service.

         7. TRANSFERABILITY.

         The Board may, in its discretion, authorize all or a portion of any Option to be on terms which permit transfer by the Optionee to (i) a retirement or pension plan for the benefit of the Optionee, (ii) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iv) a charitable trust or trusts created or controlled by the Optionee, or (v) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement must be approved by the Board, and the Option Agreement or an amendment thereto must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except to a transferee to whom the Optionee could have transferred the Option pursuant to this Section 7 or by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for all purposes hereof the term "Optionee" shall be deemed to refer to the transferee.

         8. ADJUSTMENTS.

                  (a) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  (b) In the event of any change in capitalization affecting the Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Stock which may be sold or awarded to any Optionee under this Plan, (ii) the number of shares of Stock covered by each outstanding Option, and (iii) the price per share in respect of the outstanding Options. Notwithstanding the foregoing, the Board may only increase the aggregate number of shares of Stock for which Options may be granted under the Plan solely to reflect the change, if any, of the capitalization of the Company.

         9. CHANGE OF CONTROL.

                  (a) In the event of a Change of Control (as defined in Section 9(b) below) of the Company, and except as the Board may expressly provide otherwise in resolutions adopted prior to the Change of Control, all Options then outstanding shall become fully exercisable as of the date of the Change of Control; provided, however, that no Option which has been outstanding less than one (1) year on the date of the Change of Control shall be afforded such treatment.

                  (b) A "Change of Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events, other than a transaction with another person controlled by the Company or its officers and directors, or a benefit plan or trust established by the Company for its employees:

            (i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company with respect to which 40% or more of the total number of votes for the election of the Board may be cast;

            (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the above, persons who were directors of the Company immediately prior to such event shall cease to constitute a majority of the Board;

            (iii) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

            (iv) A tender offer or exchange offer is made for shares of the Company's Stock (other than one made by the Company), and forty percent (40%) of the Company's outstanding shares of Stock are acquired thereunder.

         10. SECURITIES LAWS RESTRICTIONS.

         Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he or she is acquiring Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. As a condition of any transfer of the certificate evidencing Shares, the Board may obtain such other agreements or undertakings, if any, that it may deem necessary or appropriate to assume compliance with any provisions of the Plan or any law or regulation. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws. The Board may cause a legend or legends to be put on any such certificates to refer to those restrictions.

         11. AMENDMENT, MODIFICATIONS, SUSPENSION OR DISCONTINUANCE OF THIS
PLAN.

                  (a) Except as set forth in Sections 11(b), 11(c) and 11(d) below, without stockholder approval the Board may amend, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose it deems to be in the best interests of the Company if permitted by law.

                  (b) Without the approval of the stockholders, the Board may not make any amendment to the Plan for which stockholder approval is required by
(i) any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded or (ii) any other applicable law.

                  (c) Notwithstanding Sections 11(a) and 11(b) under no circumstances may the Board amend, alter, discontinue or terminate the Plan so as to impair the vested rights of Optionees under any Option theretofore granted under the Plan.

                  (d) Notwithstanding Sections 11(a) and 11(b), the provisions in Sections 3(a) and 3(b) regarding eligibility and automatic grants of options under the Plan shall not be amended more than once every six (6) months, except for such amendments as may be necessary to comply with applicable provisions of the Code or the rules and regulations promulgated thereunder.

         12. GOVERNMENT REGULATIONS.

         The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approval by any governmental agencies or national securities exchanges as may be required.

         13. COSTS OF PLAN.

         All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

         14. GOVERNING LAW.

                  All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law.

         15. EFFECTIVE DATE.

         The Plan shall be effective when approved by a unanimous written consent of the Company's Board.

         16.      INTERPRETATION.

                  (a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (b) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

                  (c) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         17. SECTION 83(b) ELECTION.

         If as a result of exercising an Option, an Optionee receives Shares that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(a) of the Code, then such Optionee may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Shares are transferred to him, the excess of the fair market value of such Shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for the Shares. If the Optionee makes the Section 83(b) election described above, the Optionee shall (i) make such election in a manner that is satisfactory to the Board, (ii) provide the Company with a copy of such election, (iii) agree to promptly notify the Company if an Internal Revenue Service or state tax agent, on adult or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such withholding as the Board may reasonably require.

         18. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Compensation Committee or other committee thereof as appointed by the Board (the "Committee").

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

                  (c) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Section 8, upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Section 18(c), and such determinations shall be final, binding and conclusive.

         19. MISCELLANEOUS.

                  (a) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

                  (b) Any issuance or transfer of Shares to an Optionee, or to his or her legal representative, heir, legatee, distributee, or assign in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

                  (c) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

                  (d) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee or the Board to be incorrect.

                  (e) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

                  (f) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Committee or the Board.

                  (g) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of the Company or Committee, respectively, or by a person authorized to act by resolution of the Company or Committee, respectively.

                  (h) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under an Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 19(j) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this
Section 19(j). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

                  (i) Any person entitled to notice under this Plan may waive such notice.

                  (j) The Company shall be entitled to recover from an Optionee reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any agreement governing any Option, whether by an action to enforce specific performance, or an action for damages for its breach or otherwise.

                                             THE CONCOURS GROUP, INC.



                                             -----------------------------------
                                             Ron Christman, President